UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2021

SC Health Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-38972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Robinson Road #10-00 Singapore	068900
(Address of principal executive offices)	(Zip Code)
+65 6438 1080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one half of one warrant	SCPE.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SCPE	New York Stock Exchange LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCPE WS	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 12, 2021, SC Health Corporation, a Cayman Islands exempted company (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission to report that at the Extraordinary General Meeting of the Company, which was held on January 12, 2021, the shareholders approved a special resolution to amend the Company’s amended and restated memorandum and articles of association to extend the date, from January 16, 2021 to April 16, 2021, by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on July 16, 2019; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Company’s board of directors, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

This amendment is being filed solely to amend the Form 8-K to include Exhibit 3.1 hereto. Other than as described above, this amendment does not amend any other information previously filed in the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Special Resolution of the Shareholders of the Company amending the Amended and Restated Memorandum and Articles of Association of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SC Health Corporation
Date: January 19, 2021	By:	/s/ AJ Coloma
	Name:	AJ Coloma
	Title:	Chief Executive Officer